                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO      INVESCO BOND FUND
COUNSELOR SERIES TRUST)                  INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)  INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH        FUND
SERIES)                                  INVESCO EXCHANGE FUND INVESCO HIGH
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO  INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)              INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO            INVESCO MUNICIPAL INCOME
INVESTMENT FUNDS)                        OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS          INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)    INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO            INCOME TRUST
TAX-EXEMPT FUNDS)                        INVESCO QUALITY MUNICIPAL INCOME
AIM TREASURER'S SERIES TRUST (INVESCO    TRUST INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)                INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO    INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)                MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME       INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                 NEW YORK MUNICIPALS
                                         INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ------------------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ------------------------------------
       Title:  Senior Vice President


                                    EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR
   SERIES TRUST)                     WAIVER DESCRIPTION                  EFFECTIVE DATE EXPIRATION DATE
--------------------  -------------------------------------------------  -------------- ---------------
 Invesco Strategic      Invesco will waive advisory fees in an amount      4/30/2014      06/30/2017
 Real Return           equal to the advisory fees earned on underlying
 Fund                              affiliated investments

  AIM INVESTMENT
  FUNDS (INVESCO
 INVESTMENT FUNDS                    WAIVER DESCRIPTION                  EFFECTIVE DATE EXPIRATION DATE
--------------------  -------------------------------------------------  -------------- ---------------
 Invesco Global         Invesco will waive advisory fees in an amount      12/17/2013     06/30/2017
 Targeted Returns      equal to the advisory fees earned on underlying
 Fund                              affiliated investments

 Invesco Strategic      Invesco will waive advisory fees in an amount       5/2/2014      06/30/2017
 Income Fund           equal to the advisory fees earned on underlying
                                   affiliated investments

 Invesco                Invesco will waive advisory fees in an amount      10/14/2014     06/30/2017
 Unconstrained         equal to the advisory fees earned on underlying
 Bond Fund                         affiliated investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S
   SERIES TRUST)                     WAIVER DESCRIPTION                  EFFECTIVE DATE EXPIRATION DATE
--------------------  -------------------------------------------------  -------------- ---------------
 Premier Portfolio    Invesco will waive advisory fees in the amount of     2/1/2011      12/31/2015
                        0.07% of the Fund's average daily net assets

 Premier U.S.         Invesco will waive advisory fees in the amount of     2/1/2011      12/31/2015
 Government             0.07% of the Fund's average daily net assets
 Money Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                 EFFECTIVE DATE    COMMITTED UNTIL
---------                                               ------------------- ---------------
Invesco American Franchise Fund                         February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund                 February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                                June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund                   February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                          February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                                 July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund                     July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                          February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund                   July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund               February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                              February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund        September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                        February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                        April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                               EFFECTIVE DATE  COMMITTED UNTIL
---------                                               --------------  ---------------
Invesco Charter Fund                                    July 1, 2007    June 30, 2017
Invesco Diversified Dividend Fund                       July 1, 2007    June 30, 2017
Invesco Summit Fund                                     July 1, 2007    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                    EFFECTIVE DATE  COMMITTED UNTIL
----                                                    --------------  ---------------
Invesco European Small Company Fund                     July 1, 2007    June 30, 2017
Invesco Global Core Equity Fund                         July 1, 2007    June 30, 2017
Invesco International Small Company Fund                July 1, 2007    June 30, 2017
Invesco Small Cap Equity Fund                           July 1, 2007    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Convertible Securities Fund                     February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield Fund           July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                          July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                             July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                              February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                    EFFECTIVE DATE  COMMITTED UNTIL
----                                                    --------------- ---------------
Invesco Asia Pacific Growth Fund                         July 1, 2007   June 30, 2017
Invesco European Growth Fund                             July 1, 2007   June 30, 2017
Invesco Global Growth Fund                               July 1, 2007   June 30, 2017
Invesco Global Opportunities Fund                       August 3, 2012  June 30, 2017
Invesco Global Small & Mid Cap Growth Fund               July 1, 2007   June 30, 2017
Invesco International Core Equity Fund                   July 1, 2007   June 30, 2017
Invesco International Growth Fund                        July 1, 2007   June 30, 2017
Invesco Select Opportunities Fund                       August 3, 2012  June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco All Cap Market Neutral Fund                     December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/                   May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/        November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                            July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                       May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                      July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                            July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                         May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                      December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/                 September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/                 December 17, 2013   June 30, 2017
Invesco Greater China Fund                                 July 1, 2007     June 30, 2017
Invesco International Total Return Fund                    July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                          December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund            December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund                 December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                           December 17, 2013   June 30, 2017
Invesco MLP Fund                                         August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                             February 12, 2010   June 30, 2017
Invesco Premium Income Fund                             December 13, 2011   June 30, 2017
Invesco Select Companies Fund                              July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                              May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                          October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Corporate Bond Fund                             February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                           July 1, 2007     June 30, 2017
Invesco High Yield Fund                                   July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund                    July 1, 2007     June 30, 2017
Invesco Money Market Fund                                 July 1, 2007     June 30, 2017
Invesco Real Estate Fund                                  July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                              July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                              July 1, 2007     June 30, 2017

--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco American Value Fund                             February 12, 2010  June 30, 2017
Invesco Comstock Fund                                   February 12, 2010  June 30, 2017
Invesco Energy Fund                                       July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                              July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund                       July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                             February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                            February 12, 2010  June 30, 2017
Invesco Technology Fund                                   July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                          February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund                        February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco High Yield Municipal Fund                       February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income Fund         February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                           February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund                   February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                              July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund                July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                                             COMMITTED
FUND                                                     EFFECTIVE DATE       UNTIL
----                                                    ------------------ --------------
Invesco V.I. American Franchise Fund                    February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund                        February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/           December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                              February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                             July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund                         April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund                  February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund              February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund                     February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund                    February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund                     February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                              July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund                        February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                            July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund                         February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund                        July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                              July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund                     July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Exchange Fund                                   September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund        January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                                    EFFECTIVE DATE  COMMITTED UNTIL
----                                                    --------------  ---------------
Invesco Conservative Income Fund                        July 1, 2014    June 30, 2017

                               CLOSED-END FUNDS

FUND                                                    EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ---------------- ---------------
Invesco Advantage Municipal Income Trust II              May 15, 2012    June 30, 2017
Invesco Bond Fund                                       August 26, 2015  June 30, 2017
Invesco California Value Municipal Income Trust          May 15, 2012    June 30, 2017
Invesco Dynamic Credit Opportunities Fund                May 15, 2012    June 30, 2017
Invesco High Income Trust II                             May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities Trust            August 26, 2015  June 30, 2017
Invesco Municipal Opportunity Trust                      May 15, 2012    June 30, 2017
Invesco Municipal Trust                                  May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust        May 15, 2012    June 30, 2017
Invesco Quality Municipal Income Trust                  August 26, 2015  June 30, 2017
Invesco Senior Income Trust                              May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade Municipals            May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade New York Municipals   May 15, 2012    June 30, 2017
Invesco Value Municipal Income Trust                     June 1, 2010    June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ---------------------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ---------------------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.86%    January 1, 2015   December 31, 2015
   Class B Shares                        Contractual     1.61%    January 1, 2015   December 31, 2015
   Class C Shares                        Contractual     1.61%    January 1, 2015   December 31, 2015
   Class R Shares                        Contractual     1.11%    January 1, 2015   December 31, 2015
   Class R5 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2015
   Class R6 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2015
   Class Y Shares                        Contractual     0.61%    January 1, 2015   December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2016
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2016
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2016
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                     ------------ --------------------  ------------------ ------------------
Invesco Growth and Income Fund
   Class A Shares                        Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class R Shares                        Contractual          2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual          1.75%            July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual          1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual          1.75%            July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                        Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class R Shares                        Contractual          2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual          1.75%            July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual          1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares                 Contractual          2.00%            July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares                        Contractual          1.50%            July 1, 2012      June 30, 2016
   Class B Shares                        Contractual          2.25%            July 1, 2012      June 30, 2016
   Class C Shares                        Contractual          2.25%            July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual          1.25%            July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                        Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual          1.75%            July 1, 2012      June 30, 2016

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                        Contractual          0.79%         September 30, 2015 September 30, 2016
   Class C Shares                        Contractual          1.54%         September 30, 2015 September 30, 2016
   Class R5 Shares                       Contractual          0.54%         September 30, 2015 September 30, 2016
   Class Y Shares                        Contractual          0.54%         September 30, 2015 September 30, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                        Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                        Contractual          2.75%            July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual          1.75%         September 24, 2012   June 30, 2016
   Class R6 Shares                       Contractual          1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual          1.75%            July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                        Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2015
   Class C Shares                        Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R Shares                        Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2015
   Class R5 Shares                       Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R6 Shares                       Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class Y Shares                        Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                 Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                        Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                        Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                        Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                       Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------

Invesco Small Cap Equity Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ ----------------

Invesco Alternative Strategies Fund
   Class A Shares                        Contractual     0.52%    October 14, 2014  October 31, 2016
   Class C Shares                        Contractual     1.27%    October 14, 2014  October 31, 2016
   Class R Shares                        Contractual     0.77%    October 14, 2014  October 31, 2016
   Class R5 Shares                       Contractual     0.27%    October 14, 2014  October 31, 2016
   Class R6 Shares                       Contractual     0.27%    October 14, 2014  October 31, 2016
   Class Y Shares                        Contractual     0.27%    October 14, 2014  October 31, 2016

Invesco Balanced-Risk Retirement 2020
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                       Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                        Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                        Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                       Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                        Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                       Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                       Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                        Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2030
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                       Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                        Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                        Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                       Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                        Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                       Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                       Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                        Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2040
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                       Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                        Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                        Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                       Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                        Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                       Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                       Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                        Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------

Invesco Balanced-Risk Retirement 2050
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Balanced-Risk Retirement Now
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Conservative Allocation Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                        Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares                        Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares                        Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares                        Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares                        Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares                        Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares                       Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares                        Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares                        Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                     ------------ --------------------- ------------------ --------------

Invesco Income Allocation Fund
   Class A Shares                        Contractual         0.25%             May 1, 2012     April 30, 2016
   Class B Shares                        Contractual         1.00%             May 1, 2012     April 30, 2016
   Class C Shares                        Contractual         1.00%             May 1, 2012     April 30, 2016
   Class R Shares                        Contractual         0.50%             May 1, 2012     April 30, 2016
   Class R5 Shares                       Contractual         0.00%             May 1, 2012     April 30, 2016
   Class Y Shares                        Contractual         0.00%             May 1, 2012     April 30, 2016

Invesco International Allocation Fund
   Class A Shares                        Contractual         2.25%             May 1, 2012     June 30, 2016
   Class B Shares                        Contractual         3.00%             May 1, 2012     June 30, 2016
   Class C Shares                        Contractual         3.00%             May 1, 2012     June 30, 2016
   Class R Shares                        Contractual         2.50%             May 1, 2012     June 30, 2016
   Class R5 Shares                       Contractual         2.00%             May 1, 2012     June 30, 2016
   Class Y Shares                        Contractual         2.00%             May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual         2.00%             July 1, 2009    June 30, 2016
   Class B Shares                        Contractual         2.75%             July 1, 2009    June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2009    June 30, 2016
   Class R Shares                        Contractual         2.25%             July 1, 2009    June 30, 2016
   Class R5 Shares                       Contractual         1.75%             July 1, 2009    June 30, 2016
   Class R6 Shares                       Contractual         1.75%          September 24, 2012 June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                        Contractual         1.50%             July 1, 2012    June 30, 2016
   Class B Shares                        Contractual         2.25%             July 1, 2012    June 30, 2016
   Class C Shares                        Contractual         2.25%             July 1, 2012    June 30, 2016
   Class R Shares                        Contractual         1.75%             July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual         1.25%             July 1, 2012    June 30, 2016
   Class S Shares                        Contractual         1.40%             July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual         1.25%             July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                        Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2016
   Class C Shares                        Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class R Shares                        Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2016
   Class R5 Shares                       Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class R6 Shares                       Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class Y Shares                        Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016

Invesco Small Cap Growth Fund
   Class A Shares                        Contractual         2.00%             July 1, 2009    June 30, 2016
   Class B Shares                        Contractual         2.75%             July 1, 2009    June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2009    June 30, 2016
   Class R Shares                        Contractual         2.25%             July 1, 2009    June 30, 2016
   Class R5 Shares                       Contractual         1.75%             July 1, 2009    June 30, 2016
   Class R6 Shares                       Contractual         1.75%          September 24, 2012 June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2009    June 30, 2016
   Investor Class Shares                 Contractual         2.00%             July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                        Contractual         1.50%             July 1, 2012    June 30, 2016
   Class B Shares                        Contractual         2.25%             July 1, 2012    June 30, 2016
   Class C Shares                        Contractual         2.25%             July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual         1.25%             July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual         1.25%             July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------

Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30. 2016
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                        Contractual     2.50%      July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                 Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco Global Growth Fund
   Class A Shares                        Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                        Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                        Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                       Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                       Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                        Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                        Contractual     1.36%     August 1, 2012   February 29, 2016
   Class C Shares                        Contractual     2.11%     August 1, 2012   February 29, 2016
   Class R Shares                        Contractual     1.61%     August 1, 2012   February 29, 2016
   Class R5 Shares                       Contractual     1.11%     August 1, 2012   February 29, 2016
   Class R6 Shares                       Contractual     1.11%   September 24, 2012 February 29, 2016
   Class Y Shares                        Contractual     1.11%     August 1, 2012   February 29, 2016

Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30. 2016
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Core Equity Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30. 2016
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                        Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                 Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco International Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2013      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------

Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%     August 1, 2012   February 29, 2016
   Class C Shares                        Contractual     2.26%     August 1, 2012   February 29, 2016
   Class R Shares                        Contractual     1.76%     August 1, 2012   February 29, 2016
   Class R5 Shares                       Contractual     1.26%     August 1, 2012   February 29, 2016
   Class R6 Shares                       Contractual     1.26%   September 24, 2012 February 29, 2016
   Class Y Shares                        Contractual     1.26%     August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------

Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 29, 2016

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30. 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2016
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 29, 2016
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 29, 2016
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 29, 2016
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 29, 2016
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 29, 2016
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 29, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                     ------------ --------------------- ------------------ -----------------

Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                        Contractual         1.24%            June 14, 2010    February 29, 2016
   Class B Shares                        Contractual         1.99%            June 14, 2010    February 29, 2016
   Class C Shares                        Contractual         1.99%            June 14, 2010    February 29, 2016
   Class R Shares                        Contractual         1.49%            June 14, 2010    February 29, 2016
   Class Y Shares                        Contractual         0.99%            June 14, 2010    February 29, 2016
   Class R5 Shares                       Contractual         0.99%            June 14, 2010    February 29, 2016
   Class R6 Shares                       Contractual         0.99%          September 24, 2012 February 29, 2016

Invesco Endeavor Fund
   Class A Shares                        Contractual         2.00%             July 1, 2009      June 30. 2016
   Class B Shares                        Contractual         2.75%             July 1, 2009      June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2009      June 30, 2016
   Class R Shares                        Contractual         2.25%             July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual         1.75%             July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30. 2016
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2016
   Investor Class Shares                 Contractual         2.00%             July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                        Contractual         1.40%             May 2, 2014     February 29, 2016
   Class C Shares                        Contractual         2.15%             May 2, 2014     February 29, 2016
   Class R Shares                        Contractual         1.65%             May 2, 2014     February 29, 2016
   Class Y Shares                        Contractual         1.15%             May 2, 2014     February 29, 2016
   Class R5 Shares                       Contractual         1.15%             May 2, 2014     February 29, 2016
   Class R6 Shares                       Contractual         1.15%             May 2, 2014     February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                        Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                        Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                        Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Market Neutral Fund
   Class A Shares                        Contractual         1.62%          December 17, 2013  February 29, 2016
   Class C Shares                        Contractual         2.37%          December 17, 2013  February 29, 2016
   Class R Shares                        Contractual         1.87%          December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual         1.37%          December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual         1.37%          December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual         1.37%          December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                        Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                        Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                        Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Greater China Fund
   Class A Shares                        Contractual         2.25%             July 1, 2009      June 30, 2016
   Class B Shares                        Contractual         3.00%             July 1, 2009      June 30, 2016
   Class C Shares                        Contractual         3.00%             July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual         2.00%             July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual         2.00%             July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------

Invesco International Total Return Fund
   Class A Shares                        Contractual     1.10%     March 31, 2006   February 29, 2016
   Class B Shares                        Contractual     1.85%     March 31, 2006   February 29, 2016
   Class C Shares                        Contractual     1.85%     March 31, 2006   February 29, 2016
   Class R5 Shares                       Contractual     0.85%    October 3, 2008   February 29, 2016
   Class R6 Shares                       Contractual     0.85%   September 24, 2012 February 29, 2016
   Class Y Shares                        Contractual     0.85%     March 31, 2006   February 29, 2016

Invesco Long/Short Equity Fund
   Class A Shares                        Contractual     1.87%   December 17, 2013  February 29, 2016
   Class C Shares                        Contractual     2.62%   December 17, 2013  February 29, 2016
   Class R Shares                        Contractual     2.12%   December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual     1.62%   December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual     1.62%   December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual     1.62%   December 17, 2013  February 29, 2016

Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares                        Contractual     1.72%   December 17, 2013  February 29, 2016
   Class C Shares                        Contractual     2.47%   December 17, 2013  February 29, 2016
   Class R Shares                        Contractual     1.97%   December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual     1.47%   December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual     1.47%   December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual     1.47%   December 17, 2013  February 29, 2016

Invesco MLP Fund
   Class A Shares                        Contractual     1.50%    August 29, 2014   February 29, 2016
   Class C Shares                        Contractual     2.25%    August 29, 2014   February 29, 2016
   Class R Shares                        Contractual     1.75%    August 29, 2014   February 29, 2016
   Class R5 Shares                       Contractual     1.25%    August 29, 2014   February 29, 2016
   Class R6 Shares                       Contractual     1.25%    August 29, 2014   February 29, 2016
   Class Y Shares                        Contractual     1.25%    August 29, 2014   February 29, 2016

Invesco Macro International Equity Fund
   Class A Shares                        Contractual     1.43%   December 17, 2013  February 29, 2016
   Class C Shares                        Contractual     2.18%   December 17, 2013  February 29, 2016
   Class R Shares                        Contractual     1.68%   December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual     1.18%   December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual     1.18%   December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual     1.18%   December 17, 2013  February 29, 2016

Invesco Macro Long/Short Fund
   Class A Shares                        Contractual     1.87%   December 17, 2013  February 29, 2016
   Class C Shares                        Contractual     2.62%   December 17, 2013  February 29, 2016
   Class R Shares                        Contractual     2.12%   December 17, 2013  February 29, 2016
   Class R5 Shares                       Contractual     1.62%   December 17, 2013  February 29, 2016
   Class R6 Shares                       Contractual     1.62%   December 17, 2013  February 29, 2016
   Class Y Shares                        Contractual     1.62%   December 17, 2013  February 29, 2016

Invesco Pacific Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2012      June 30. 2016
   Class B Shares                        Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     2.50%      July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                        Contractual     1.05%     March 1, 2015    February 29, 2016
   Class C Shares                        Contractual     1.80%     March 1, 2015    February 29, 2016
   Class R Shares                        Contractual     1.30%     March 1, 2015    February 29, 2016
   Class R5 Shares                       Contractual     0.80%     March 1, 2015    February 29, 2016
   Class R6 Shares                       Contractual     0.80%     March 1, 2015    February 29, 2016
   Class Y Shares                        Contractual     0.80%     March 1, 2015    February 29, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                     ------------ --------------------- ----------------- -----------------

Invesco Select Companies Fund
   Class A Shares                        Contractual         2.00%            July 1, 2009      June 30. 2016
   Class B Shares                        Contractual         2.75%            July 1, 2009      June 30, 2016
   Class C Shares                        Contractual         2.75%            July 1, 2009      June 30, 2016
   Class R Shares                        Contractual         2.25%            July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual         1.75%            July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual         1.75%            July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                        Contractual  0.85% less net AFFE*    May 2, 2014     February 29, 2016
   Class C Shares                        Contractual  1.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R Shares                        Contractual  1.10% less net AFFE*    May 2, 2014     February 29, 2016
   Class Y Shares                        Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R5 Shares                       Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R6 Shares                       Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016

Invesco Unconstrained Bond Fund
   Class A Shares                        Contractual  1.04% less net AFFE*  October 14, 2014  February 29, 2016
   Class C Shares                        Contractual  1.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R Shares                        Contractual  1.29% less net AFFE*  October 14, 2014  February 29, 2016
   Class Y Shares                        Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R5 Shares                       Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R6 Shares                       Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                       Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                       Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                       Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                      Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                      Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                       Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                      Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco High Yield Fund
   Class A Shares                       Contractual     1.50%      July 1, 2013    June 30, 2016
   Class B Shares                       Contractual     2.25%      July 1, 2013    June 30, 2016
   Class C Shares                       Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                      Contractual     1.25%      July 1, 2013    June 30, 2016
   Class R6 Shares                      Contractual     1.25%      July 1, 2013    June 30, 2016
   Class Y Shares                       Contractual     1.25%      July 1, 2013    June 30, 2016
   Investor Class Shares                Contractual     1.50%      July 1, 2013    June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2016
   Class A2 Shares                      Contractual     1.40%      July 1, 2012    June 30, 2016
   Class R5 Shares                      Contractual     1.25%      July 1, 2012    June 30, 2016
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ------------------ -------------

Invesco Real Estate Fund
   Class A Shares                        Contractual      2.00%      July 1, 2012    June 30, 2016
   Class B Shares                        Contractual      2.75%      July 1, 2012    June 30, 2016
   Class C Shares                        Contractual      2.75%      July 1, 2012    June 30, 2016
   Class R Shares                        Contractual      2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual      1.75%      July 1, 2012    June 30, 2016
   Class R6 Shares                       Contractual      1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                        Contractual      1.75%      July 1, 2012    June 30, 2016
   Investor Class Shares                 Contractual      2.00%      July 1, 2012    June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                        Contractual      1.40%      July 1, 2013    June 30, 2016
   Class C Shares                        Contractual     1.75%/2/    July 1, 2013    June 30, 2016
   Class R Shares                        Contractual      1.75%      July 1, 2013    June 30, 2016
   Class R5 Shares                       Contractual      1.25%      July 1, 2013    June 30, 2016
   Class R6 Shares                       Contractual      1.25%      July 1, 2013    June 30, 2016
   Class Y Shares                        Contractual      1.25%      July 1, 2013    June 30, 2016

Invesco U.S. Government Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012    June 30, 2016
   Class B Shares                        Contractual      2.25%      July 1, 2012    June 30, 2016
   Class C Shares                        Contractual      2.25%      July 1, 2012    June 30, 2016
   Class R Shares                        Contractual      1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual      1.25%      July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual      1.25%      July 1, 2012    June 30, 2016
   Investor Class Shares                 Contractual      1.50%      July 1, 2012    June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ ---------------

Invesco American Value Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013     June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013     June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012     June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012  June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009     June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                 Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.14%   September 1, 2014  August 31, 2016
   Class B Shares                        Contractual     1.89%   September 1, 2014  August 31, 2016
   Class C Shares                        Contractual     1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares                       Contractual     0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares                       Contractual     0.89%   September 1, 2014  August 31, 2016
   Class Y Shares                        Contractual     0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares                 Contractual     1.14%   September 1, 2014  August 31, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------

Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009    June 30, 2016
   Class B Shares                        Contractual     2.75%     July 1, 2009    June 30, 2016
   Class C Shares                        Contractual     2.75%     July 1, 2009    June 30, 2016
   Class Y Shares                        Contractual     1.75%     July 1, 2009    June 30, 2016
   Investor Class Shares                 Contractual     2.00%     July 1, 2009    June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     1.15%     July 15, 2013   July 31, 2015
   Class B Shares                        Contractual     1.90%     July 15, 2013   July 31, 2015
   Class C Shares                        Contractual     1.90%     July 15, 2013   July 31, 2015
   Class R Shares                        Contractual     1.40%     July 15, 2013   July 31, 2015
   Class R5 Shares                       Contractual     0.90%     July 15, 2013   July 31, 2015
   Class R6 Shares                       Contractual     0.90%     July 15, 2013   July 31, 2015
   Class Y Shares                        Contractual     0.90%     July 15, 2013   July 31, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     2.00%    August 1, 2015   June 30, 2016
   Class B Shares                        Contractual     2.75%    August 1, 2015   June 30, 2016
   Class C Shares                        Contractual     2.75%    August 1, 2015   June 30, 2016
   Class R Shares                        Contractual     2.25%    August 1, 2015   June 30, 2016
   Class R5 Shares                       Contractual     1.75%    August 1, 2015   June 30, 2016
   Class R6 Shares                       Contractual     1.75%    August 1, 2015   June 30, 2016
   Class Y Shares                        Contractual     1.75%    August 1, 2015   June 30, 2016

Invesco Small Cap Value Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2016
   Investor Class Shares                 Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                        Contractual     2.00%   February 12, 2010 June 30, 2016
   Class B Shares                        Contractual     2.75%   February 12, 2010 June 30, 2016
   Class C Shares                        Contractual     2.75%   February 12, 2010 June 30, 2016
   Class Y Shares                        Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R Shares                        Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                       Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                                 EFFECTIVE DATE
                                         CONTRACTUAL/  EXPENSE     OF CURRENT    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION     LIMIT          DATE
----                                     ------------ ---------- -------------- -------------

Invesco High Yield Municipal Fund
   Class A Shares                        Contractual     1.50%    July 1, 2012  June 30, 2016
   Class B Shares                        Contractual     2.25%    July 1, 2012  June 30, 2016
   Class C Shares                        Contractual     2.25%    July 1, 2012  June 30, 2016
   Class R5 Shares                       Contractual     1.25%    July 1, 2012  June 30, 2016
   Class Y Shares                        Contractual     1.25%    July 1, 2012  June 30, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------

Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                        Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                        Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                        Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                        Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                        Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                        Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                        Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                        Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                        Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municiipal Income
  Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                        Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2016

                           INVESCO MANAGEMENT TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------

Invesco Conservative Income Fund
   Institutional Class                   Contractual     0.28%     July 1, 2014    December 31, 2015

                           INVESCO SECURITIES TRUST

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                     ------------ --------------------- ----------------- -----------------

Invesco Balanced-Risk Aggressive
  Allocation Fund
                                         Contractual  1.15% less net AFFE*  January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                     ------------ ----------  ----------------- -----------------

Government & Agency Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                       Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class                   Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Government TaxAdvantage Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                       Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class                   Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class              Contractual     0.39%/2/   July 1, 2009    December 31, 2015
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Liquid Assets Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                       Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class                   Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                        Contractual      0.34%     July 1, 2009    December 31, 2015

STIC Prime Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                       Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class                   Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                 Contractual     0.33%/2/   July 1, 2009    December 31, 2015
   Corporate Class                       Contractual      0.28%     July 1, 2009    December 31, 2015
   Institutional Class                   Contractual      0.25%     July 1, 2009    December 31, 2015
   Personal Investment Class             Contractual     0.80%/2/   July 1, 2009    December 31, 2015
   Private Investment Class              Contractual     0.50%/2/   July 1, 2009    December 31, 2015
   Reserve Class                         Contractual     1.12%/2/   July 1, 2009    December 31, 2015
   Resource Class                        Contractual     0.41%/2/   July 1, 2009    December 31, 2015

Treasury Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                       Contractual      0.17%     July 1, 2009    December 31, 2015
   Institutional Class                   Contractual      0.14%     July 1, 2009    December 31, 2015
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                     ------------ --------------------- ----------------- --------------

Invesco V.I. American Franchise Fund
   Series I Shares                       Contractual         2.00%            July 1, 2014    June 30, 2016
   Series II Shares                      Contractual         2.25%            July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                       Contractual         2.00%            July 1, 2012    June 30, 2016
   Series II Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                       Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2016
   Series II Shares                      Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                       Contractual         0.78%            May 1, 2013     April 30, 2016
   Series II Shares                      Contractual         1.03%            May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                       Contractual         2.00%            May 1, 2013     June 30, 2016
   Series II Shares                      Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                       Contractual         0.61%           April 30, 2015   April 30, 2016
   Series II Shares                      Contractual         0.86%           April 30, 2015   April 30, 2016

Invesco V.I. Diversified Dividend Fund
   Series I Shares                       Contractual         2.00%            May 1, 2013     June 30, 2016
   Series II Shares                      Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500
  Fund
   Series I Shares                       Contractual         2.00%            July 1, 2012    June 30, 2016
   Series II Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                       Contractual         1.50%            July 1, 2012    June 30, 2016
   Series II Shares                      Contractual         1.75%            July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                       Contractual         2.25%            July 1, 2012    June 30, 2016
   Series II Shares                      Contractual         2.50%            July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual         2.00%            May 1. 2013     June 30, 2016
   Series II Shares                      Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual         2.00%            May 1. 2013     June 30, 2016
   Series II Shares                      Contractual         2.25%            May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1. 2013     April 30, 2016
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2016
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2016
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco California Value Municipal
  Income Trust                            Voluntary      0.73%     July 1, 2015         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco Municipal Opportunity Trust       Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco Quality Municipal Income Trust    Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------

Invesco Trust for Investment Grade New
  York Municipals                         Voluntary      0.69%    August 27, 2012       N/A

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 30

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of June 15, 2015, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H :

   WHEREAS, the parties agree to amend the Agreement to change the name of Invesco China Fund to Invesco Greater China Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                             EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                             ------------------------------------

 Invesco All Cap Market Neutral Fund              December 16, 2013

 Invesco Balanced-Risk Allocation Fund               May 29, 2009

 Invesco Balanced-Risk Commodity                  November 29, 2010
   Strategy Fund

 Invesco Greater China Fund                         March 31, 2006

 Invesco Developing Markets Fund                  September 1, 2001

 Invesco Emerging Market Local Currency             June 14, 2010
   Debt Fund

 Invesco Emerging Markets Equity Fund                May 31, 2011

 Invesco Endeavor Fund                             November 3, 2003

 Invesco Global Health Care Fund                  September 1, 2001

 Invesco Global Infrastructure Fund                 April 22, 2014

 Invesco Global Market Neutral Fund               December 16, 2013

 Invesco Global Markets Strategy Fund             September 25, 2012

 Invesco Global Targeted Returns Fund             December 16, 2013

 Invesco International Total Return Fund            March 31, 2006

Invesco Long/Short Equity Fund                               December 16, 2013

Invesco Low Volatility Emerging Markets Fund                 December 16, 2013

Invesco Macro International Equity Fund                      December 16, 2013

Invesco Macro Long/Short Fund                                December 16, 2013

Invesco MLP Fund                                              April 22, 2014

Invesco Pacific Growth Fund                                  February 12, 2010

Invesco Premium Income Fund                                  December 14, 2011

Invesco Select Companies Fund                                November 3, 2003

Invesco Strategic Income Fund                                 April 22, 2014

Invesco Unconstrained Bond Fund                              October 14, 2014

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND
                      INVESCO GLOBAL MARKET NEUTRAL FUND
                        INVESCO LONG/SHORT EQUITY FUND
                         INVESCO MACRO LONG/SHORT FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $10 billion                           1.25%
              Over $10 billion                            1.15%

                     INVESCO BALANCED-RISK ALLOCATION FUND

             NET ASSETS                               ANNUAL RATE*
             ----------                               ------------
             First $250 million                           0.95%
             Next $250 million                           0.925%
             Next $500 million                            0.90%
             Next $1.5 billion                           0.875%
             Next $2.5 billion                            0.85%
             Next $2.5 billion                           0.825%
             Next $2.5 billion                            0.80%
             Over $10 billion                            0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

             NET ASSETS                               ANNUAL RATE*
             ----------                               ------------
             First $250 million                          1.050%
             Next $250 million                           1.025%
             Next $500 million                           1.000%
             Next $1.5 billion                           0.975%
             Next $2.5 billion                           0.950%
             Next $2.5 billion                           0.925%
             Next $2.5 billion                           0.900%
             Over $10 billion                            0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million                          0.935%
              Next $250 million                            0.91%
              Next $500 million                           0.885%
              Next $1.5 billion                            0.86%
              Next $2.5 billion                           0.835%
              Next $2.5 billion                            0.81%
              Next $2.5 billion                           0.785%
              Over $10 billion                             0.76%

               INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million                          0.75%
              Next $500 million                           0.70%
              Next $500 million                           0.67%
              Over $1.5 billion                           0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $350 million                           0.75%
              Next $350 million                            0.65%
              Next $1.3 billion                            0.55%
              Next $2 billion                              0.45%
              Next $2 billion                              0.40%
              Next $2 billion                             0.375%
              Over $8 billion                              0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $2.5 billion                          0.840%
              Next $2 billion                             0.800%
              Next $3.5 billion                           0.785%
              Over $8 billion                             0.770%

                     INVESCO GLOBAL MARKETS STRATEGY FUND
                     INVESCO GLOBAL TARGETED RETURNS FUND

             NET ASSETS                               ANNUAL RATE*
             ----------                               ------------
             First $10 billion                           1.500%
             Over $10 billion                            1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    INVESCO INTERNATIONAL TOTAL RETURN FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million                           0.65%
              Next $250 million                            0.59%
              Next $500 million                           0.565%
              Next $1.5 billion                            0.54%
              Next $2.5 billion                           0.515%
              Next $5 billion                              0.49%
              Over $10 billion                            0.465%

                               INVESCO MLP FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion                            1.00%
              Next $1.5 billion                           0.95%
              Next $2 billion                             0.93%
              Next $3.5 billion                           0.91%
              Over $8 billion                             0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million                          0.745%
              Next $250 million                            0.73%
              Next $500 million                           0.715%
              Next $1.5 billion                            0.70%
              Next $2.5 billion                           0.685%
              Next $2.5 billion                            0.67%
              Next $2.5 billion                           0.655%

                 Over $10 billion........................ 0.64%

                         INVESCO STRATEGIC INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion                            0.60%
              Next $3.5 billion                           0.55%
              Over $4.5 billion                           0.45%

                          INVESCO PACIFIC GROWTH FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion                            0.87%
              Next $1 billion                             0.82%
              Over $2 billion                             0.77%

                          INVESCO PREMIUM INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million                          0.650%
              Next $500 million                           0.600%
              Next $500 million                           0.550%
              Over $1.5 billion                           0.540%

                        INVESCO UNCONSTRAINED BOND FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion                            0.700%
              Next $3.5 billion                           0.650%
              Over $4.5 billion                           0.550%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                     AIM INVESTMENT FUNDS
                                                     (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Peter Davidson                     By:  /s/ John M. Zerr
         -------------------------------             ---------------------------
         Assistant Secretary                         John M. Zerr
                                                     Senior Vice President

(SEAL)
                                                     INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                     By:  /s/ John M. Zerr
         -------------------------------             ---------------------------
         Assistant Secretary                         John M. Zerr
                                                     Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of June 15, 2015, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to change the name of Invesco China Fund to Invesco Greater China Fund;

   NOW, THEREFORE, the parties agree as follows;

       1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

              Invesco All Cap Market Neutral Fund
              Invesco Balanced-Risk Allocation Fund
              Invesco Balanced-Risk Commodity Strategy Fund
              Invesco Greater China Fund
              Invesco Developing Markets Fund
              Invesco Emerging Market Local Currency Debt Fund
              Invesco Emerging Markets Equity Fund
              Invesco Endeavor Fund
              Invesco Global Health Care Fund
              Invesco Global Infrastructure Fund
              Invesco Global Market Neutral Fund
              Invesco Global Markets Strategy Fund
              Invesco Global Targeted Returns Fund
              Invesco International Total Return Fund
              Invesco Long/Short Equity Fund
              Invesco Low Volatility Emerging Markets Fund
              Invesco Macro International Equity Fund
              Invesco Macro Long/Short Fund
              Invesco MLP Fund
              Invesco Pacific Growth Fund
              Invesco Premium Income Fund
              Invesco Select Companies Fund
              Invesco Strategic Income Fund
              Invesco Unconstrained Bond Fund"

       2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer Funds
                                                  & Senior Vice President, Fund
                                                  Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                               INVESCO ASSET MANAGEMENT
                               DEUTSCHLAND GMBH

                               Sub-Adviser

                               By:     /s/ Alexander Lehmann /      /s/ L. Baumann
                                       ----------------------------------------------------
                               Name:   Alexander Lehmann /          L. Baumann
                               Title:  MD                           Head of Legal Germany

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ GJ Proudfoot
                                                  ------------------------------
                                          Name:   GJ Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                         INVESCO HONG KONG LIMITED

                         Sub-Adviser

                         By:     /s/ Fanny Lee      /s/ Gracie Liu
                                 -----------------------------------
                         Name:   Fanny Lee          Gracie Liu
                         Title:  Director           Director

                                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                     Sub-Adviser

                                     By:     /s/ Jeffrey H. Kupor
                                             -----------------------------------
                                     Name:   Jeffrey H. Kupor
                                     Title:  Secretary & General Counsel